                                                                  EXECUTION COPY
                                                                    EXHIBIT 4.02


                       CHOICE HOTELS INTERNATIONAL, INC.

                                 $100,000,000
                         7.125% Senior Notes Due 2008


                            REGISTRATION AGREEMENT



                                                              New York, New York
                                                                  April 28, 1998



To:  SALOMON BROTHERS INC
     BEAR, STEARNS & CO. INC.
     LEHMAN BROTHERS INC.


In care of:

Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

          Choice Hotels International, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to certain purchasers (the "Purchasers"),
--------                                                           ----------
upon the terms set forth in a purchase agreement dated the date hereof (the "Purchase Agreement"), $100,000,000 aggregate principal amount of its 7.125%
-------------------
Senior Notes Due 2008 (the "Notes") (the "Initial Placement"), to be
                            -----         -----------------
unconditionally guaranteed, jointly and severally, on a senior unsecured basis (the "Subsidiary Guaranties" and, together with the Notes, the "Securities") by
      ---------------------                                     ----------
Quality Hotels Europe, Inc. and QH Europe Partnership, (collectively, the "Subsidiary Guarantors"). As an inducement to the Purchasers to enter into the
----------------------
Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company and the Subsidiary Guarantor jointly and severally agree with you, (i) for your benefit and the benefit of the other Purchasers and (ii) for the benefit of the holders from time to time of the Securities (including you and the other Purchasers) (each of the foregoing a "Holder" and together the
                                                        ------
"Holders"), as follows:
 -------

          1.  Definitions.  Capitalized terms used herein without definition
              ------------
shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "Act" means the Securities Act of 1933, as amended, and the rules and
           ---
regulations of the Commission promulgated thereunder.

          "Affiliate" of any specified person means any other person which,
           ---------
directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations of the Commission promulgated thereunder.

          "Exchange Offer Registration Period" means the period ending on the
           ----------------------------------
earlier to occur of (i) the date on which all New Securities held by Exchanging Dealers have been sold and (ii) 180 days following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

          "Exchange Offer Registration Statement" means a registration statement
           -------------------------------------
of the Company on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Exchanging Dealer" means any Holder (which may include the
           -----------------
Purchasers) which is a broker-dealer electing to exchange Securities acquired for its own account as a result of market-making activities or other trading activities for New Securities.

          "Holder" has the meaning set forth in the preamble hereto.
           ------

          "Indenture" means the Indenture relating to the Securities and the New
           ---------
Securities dated as of May 4, 1998, among the Company, the Subsidiary Guarantors and Marine Midland Bank, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

          "Initial Placement" has the meaning set forth in the preamble hereto.
           -----------------

          "Majority Holders" means the Holders of a majority of the aggregate
           ----------------
principal amount of securities registered under a Registration Statement.

          "Managing Underwriters" means the investment banker or investment
           ---------------------
bankers and manager or managers that shall administer an underwritten offering.

          "New Securities" means debt securities of the Company identical in all
           --------------
material respects to the Securities (except that the interest rate step-up provisions and the transfer restrictions will be modified or eliminated, as appropriate), to be issued under the Indenture.

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities, covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

          "Registered Exchange Offer" means the proposed offer to the Holders to
           -------------------------
issue and deliver to such Holders, in exchange for the Securities, a like principal amount of the New Securities.

          "Registration Securities" has the meaning set forth in Section 3(a)
           -----------------------
hereof.

          "Registration Statement" means any Exchange Offer Registration
           ----------------------
Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, all amendments and supplements to such registration statement, including, without limitation, post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Securities" has the meaning set forth in the preamble hereto.
           ----------

          "Shelf Registration" means a registration effected pursuant to Section
           ------------------
3 hereof.

          "Shelf Registration Period" has the meaning set forth in Section 3(b)
           -------------------------
hereof.

          "Shelf Registration Statement" means a "shelf" registration statement
           ----------------------------
of the Company pursuant to the provisions of Section 3 hereof which covers some of or all the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Subsidiary Guaranty" has the meaning set forth in the preamble
           -------------------
hereto.

          "Subsidiary Guarantor" has the meaning set forth in the preamble
           --------------------
hereto.

          "Trustee" means the trustee with respect to the Securities and the New
           -------
Securities under the Indenture.

          "underwriter" means any underwriter of securities in connection with
           -----------
an offering thereof under a Shelf Registration Statement.

          2.  Registered Exchange Offer; Resales of New Securities by Exchanging
              ------------------------------------------------------------------
Dealers; Private Exchange.  (a) The Company and the Subsidiary Guarantors shall
--------------------------
prepare and, not later than 150 days after the date of the original issuance of the Securities, shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Company and the Subsidiary Guarantors shall cause the Exchange Offer Registration Statement to become effective under the Act within 180 days after the date of the original issuance of the Securities.

          (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Subsidiary Guarantors shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Act, acquires the New Securities in the ordinary course of such

Holder's business and has no arrangements with any person to participate in the distribution of the New Securities) to trade such New Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

          (c) In connection with the Registered Exchange Offer, the Company and the Subsidiary Guarantors shall:

          (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (ii) keep the Registered Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

          (iii) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

          (iv) comply in all respects with all applicable laws.

          (d) As soon as practicable after the close of the Registered Exchange Offer, the Company and the Subsidiary Guarantors shall:

          (i) accept for exchange all Securities validly tendered and not validly withdrawn pursuant to the Registered Exchange Offer (it being understood that all questions as to validity, form, eligibility (including time of receipt) and acceptance of Securities tendered for exchange shall be determined by the Company in its sole discretion, which determination shall be final and binding);

          (ii) deliver to the Trustee for cancelation all Securities so accepted for exchange; and

          (iii) cause the Trustee promptly to authenticate and deliver to each Holder of Securities, New Securities equal in principal amount to the Securities of such Holder so accepted for exchange.

          (e) The Purchasers, the Company and the Subsidiary Guarantors acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a Prospectus in connection with a sale of any New Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer in exchange for Securities acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Company and the Subsidiary Guarantors shall:

          (i) include the information set forth in Annex A hereto on the cover of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and

          (ii) use their best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act during the Exchange Offer Registration Period for delivery by Exchanging Dealers in connection with sales of New Securities received pursuant to the Registered Exchange Offer, as contemplated by Section 5(h) below.

          (f) In the event that any Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Purchaser, the Company and the Subsidiary Guarantors shall issue and deliver to such Purchaser or the party purchasing New Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Purchaser, in exchange for such Securities, a like principal amount of New Securities. The Company and the Subsidiary Guarantors shall use reasonable efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

          3.  Shelf Registration.  If, (i) because of any change in law or
              -------------------
applicable interpretations thereof by the Commission's staff, the Company and the Subsidiary Guarantors determine upon advice of their outside counsel that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof, or (ii) for any other reason the Exchange Offer Registration Statement is not declared effective within 180 days after the Closing Date or the Registered Exchange Offer is not consummated within 210 days after the Closing Date, or (iii) any Purchaser so requests with respect to Securities (or any New Securities received pursuant to Section 2(f)) not eligible to be exchanged for New Securities in a Registered Exchange Offer or, in the case of any Purchaser that participates in any Registered Exchange Offer, such Purchaser does not receive freely tradable New Securities, or (iv) any Holder (other than a Purchaser) is not eligible to participate in the Registered Exchange Offer or (v) in the case of any such Holder that participates in the Registered Exchange Offer, such Holder does not receive freely tradable New Securities in exchange for tendered Securities, other than by reason of such Holder being an affiliate of the Company within the meaning of the Act (it being understood that, for purposes of this Section 3, (x) the requirement that a Purchaser deliver a Prospectus containing the information required by Items 507 and/or 508 of Regulation S-K under the Act in connection with sales of New Securities acquired in exchange for such Securities shall result in such New Securities being not "freely tradeable" but (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of New Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not "freely tradeable"), the following provisions shall apply:

          (a) The Company and the Subsidiary Guarantors shall as promptly as practicable, file with the Commission and thereafter shall cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable, by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement (such Securities or New Securities, as applicable, to be sold by such Holders under such Shelf Registration Statement being referred to herein as "Registration Securities");
                                                    -----------------------
provided, however, that, with respect to New Securities received by a Purchaser
--------  -------
in exchange for Securities constituting any portion of an unsold allotment, the Company and the Subsidiary Guarantors may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of its obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

          (b) The Company and the Subsidiary Guarantors shall use their best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the Commission or such shorter period that will terminate when all the Securities or New Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration
                                                           ------------------
Period").  The Company and the Subsidiary Guarantors shall be deemed not to have
------
used their best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if they voluntarily take any action that would result in Holders of securities covered thereby not being able to offer and sell such securities during that period, unless (i) such action is required by applicable law or (ii) such action is taken by the Company and the Subsidiary Guarantors in good faith and for valid business reasons (not including avoidance of the Company's or such Subsidiary Guarantor's obligation hereunder), including the acquisition or divestiture of assets and other material transactions involving the Company and the Subsidiary Guarantors, so long as the Company and the Subsidiary Guarantors promptly thereafter comply with the requirements of
Section 5(k) hereof, if applicable.

          4.  Special Interest Provisions.  Upon the occurrence of any
              ---------------------------
Registration Default (as defined in Section 1(b) of the Securities), the payment of Special Interest (as provided in such Security) shall be the sole and exclusive remedy to which any Holder shall be entitled for any and all such Registration Defaults.

          5.  Registration Procedures.  In connection with any Shelf
              ------------------------
Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

          (a) The Company shall furnish to you, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement and any Exchange Offer Registration Statement, each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as you or any Holder reasonably may propose.

          (b) The Company and the Subsidiary Guarantors shall ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) (i) The Company shall advise you and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, if requested by you or any such Holder, confirm such advice in writing:

               (A) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

               (B) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

          (ii) The Company and the Subsidiary Guarantors shall advise you and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer which has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, confirm such advice in writing:

               (A) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

               (B) of the receipt by the Company or any Subsidiary Guarantor of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (C) of the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

          (d) The Company and the Subsidiary Guarantors shall use their best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

          (e) The Company shall furnish to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, any documents incorporated by reference therein and all exhibits thereto (including those incorporated by reference therein).

          (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company and the Subsidiary Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

          (g) The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if the Exchanging Dealer so requests in writing, any documents incorporated by reference therein and all exhibits thereto (including those incorporated by reference therein).

          (h) The Company and the Subsidiary Guarantors shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of New Securities received by it pursuant to the Registered Exchange Offer; and the Company and the Subsidiary Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by any such Exchanging Dealer, as aforesaid.

          (i) Prior to the Registered Exchange Offer or any other offering of securities pursuant to any Registration Statement, the Company and the Subsidiary Guarantors shall register or qualify or cooperate with the Holders of securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the securities covered by such Registration Statement; provided, however, that neither the Company nor any Subsidiary Guarantor
     --------  -------
     will be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (j) The Company and the Subsidiary Guarantors shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of securities pursuant to such Registration Statement.

          (k)  Upon the occurrence of any event contemplated by paragraph
     (c)(ii)(C) above, the Company and the Subsidiary Guarantors shall promptly prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (l) Not later than the effective date of any such Registration Statement hereunder, the Company and the Subsidiary Guarantors shall provide a CUSIP number for the Securities or New Securities, as the case may be, registered under such Registration Statement, and provide the Trustee with printed certificates for such Securities or New Securities, in a form, if requested by the applicable Holder or Holder's Counsel, eligible for deposit with The Depository Trust Company or any successor thereto under the Indenture.

          (m) The Company and the Subsidiary Guarantors shall use their best efforts to comply with all applicable rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders a consolidated earnings statement (which need not be audited) covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (n) The Company and the Subsidiary Guarantors shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, on or prior to the effective date of any Shelf Registration Statement or Exchange Offer Registration Statement.

          (o) The Company may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably require for inclusion in such Registration Statement.

          (p) The Company and the Subsidiary Guarantors shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters and Majority Holders reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

          (q) In the case of any Shelf Registration Statement, the Company and the Subsidiary Guarantors shall enter into such agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 8 hereof (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any), with respect to all parties to be indemnified pursuant to Section 8 hereof from Holders of Securities to the Company and the Subsidiary Guarantors.

          (r) In the case of any Shelf Registration Statement, the Company and the Subsidiary Guarantors shall as may reasonably be requested by any Holder (i) make reasonably available for inspection by the Holders of securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Company's and the Subsidiary Guarantors' officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that each such person shall first agree in
                   --------  -------
     writing if request by the Company that any information that is designated in writing by the Company and the Subsidiary Guarantors, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is required by law or by court or administrative order, or such information becomes available to the public generally other than as a result of a disclosure or failure to safeguard such information by such Holder, underwriter, attorney, accountant or agent or to such person from a source other than the Company and its Subsidiaries and such source is not known, after due inquiry, by such person to be bound by any obligation of confidentiality; (iii) make such representations and warranties to the Holders of securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (iv) obtain opinions of counsel to the Company and the Subsidiary Guarantors (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters; (v) obtain "cold comfort" letters (or, in the case of any person that does not satisfy the conditions for receipt of a "cold comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed-upon procedures" letter) and updates thereof from the independent certified public accountants of the Company and the Subsidiary Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 5(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 5(r) shall be performed (A) on the effective date of such Registration Statement and each post-effective amendment thereto and (B) at each closing under any underwriting or similar agreement as and to the extent required thereunder.

          (s) In the case of any Exchange Offer Registration Statement, the Company and the Subsidiary Guarantors shall as may reasonably be requested by any Holder (i) make reasonably available for inspection by each Purchaser, and any attorney, accountant or other agent retained by such Purchaser, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Company's and the Subsidiary Guarantors' officers, directors and employees to supply all relevant information reasonably requested by such Purchaser or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however,
                                                          --------  -------
     that each such person shall first agree in writing if requested by the Company that any information that is designated in writing by the Company or the Subsidiary Guarantors, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Purchaser or any such attorney, accountant or agent, unless such disclosure is required by law or by court or administrative order, or such information becomes available to the public generally other than a result of a disclosure or failure to safeguard such information by such Holder, underwriter, attorney, accountant or agent or to such person from a source other than the Company and its Subsidiaries and such source is not known, after due inquiry, by such person to be bound by any obligation of confidentiality; (iii) make such representations and warranties to such Purchaser, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (iv) obtain opinions of counsel to the Company and the Subsidiary Guarantors (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such Purchaser and its counsel), addressed to such Purchaser, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Purchaser or its counsel; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company and the Subsidiary Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to such Purchaser, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings, or if requested by such Purchaser or its counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by such Purchaser or its counsel; and (vi) deliver such documents and certificates as may be reasonably requested by such Purchaser or its counsel, including those to evidence compliance with
     Section 5(k) and with conditions customarily contained in underwriting agreements. The foregoing actions set forth in clauses (iii), (iv), (v) and
     (vi) of this Section 5(s) shall be performed (A) at the close of the Registered Exchange Offer and (B) on the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

          6.  Registration Expenses.  The Company and the Subsidiary Guarantors
              ----------------------
shall jointly and severally bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 5 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (in addition to one local counsel in each relevant jurisdiction) designated by the Majority Holders to act as counsel for the Holders in connection therewith ("Holders' Counsel"),
                                                            ----------------
and, in the case of any Exchange Offer Registration Statement, will reimburse the Purchasers for the reasonable fees and disbursements of counsel acting in connection therewith.

          7.  Restrictions on Holders.  Each Holder agrees by acquisition of any
              -----------------------
of the Securities that, upon receipt of (i) notice of any action taken by the Company and the Subsidiary Guarantors which would result in Holders not being able to offer and sell securities covered by a Shelf Registration Statement during the Shelf Registration Period, (ii) the notice referred to in Section 5(c)(ii) or (iii) any notice from the Company of the existence of any fact of the kind described in Section 5(c)(ii)(C) hereof (in each case, a "Suspension
                                                                   ----------
Notice"), such Holder will forthwith discontinue disposition of Securities or
------
New Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "Recommencement Date"). Each Holder receiving a Suspension Notice hereby
     -------------------
agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Securities or New Securities that was current at the time of receipt of the Suspension Notice.

          8.  Indemnification and Contribution.  (a)  In connection with any
              ---------------------------------
Registration Statement, the Company and the Subsidiary Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder of securities covered thereby (including each Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each other person, if any, who controls any such Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                             --------  -------
that neither the Company nor any Subsidiary Guarantor will be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company and the Subsidiary Guarantors may otherwise have.

          The Company and the Subsidiary Guarantors also agree, jointly and severally, to indemnify or contribute to Losses (as defined below) of, as provided in Section 8(d), any underwriters of Securities registered under a Shelf Registration Statement, their officers, directors, employees and agents and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Purchasers and the selling Holders provided in this Section 8(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(q) hereof.

          (b) Each Holder of securities covered by a Registration Statement (including each Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer) severally and not jointly agrees to indemnify and hold harmless the Company and the Subsidiary Guarantors, each of their respective directors and officers and each other person, if any, who controls the Company or such Subsidiary Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemni fying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indem nified party or parties except as set forth below); provided, however, that such counsel shall
                                    --------  -------
be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such
                                                     ------
indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in
                                                      --------  -------
no case shall any Purchaser or any subsequent Holder of any Security or New Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security which was exchangeable into such New Security, as set forth on the cover page of the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Subsidiary Guarantors shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Memorandum and (y) the total amount of additional interest which the Company was not required to pay as a result of registering the securities covered by the Registration Statement which resulted in such Losses. Benefits received by the Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company or any Subsidiary Guarantor within the meaning of either the Act or the Exchange Act, each officer of the Company or any Subsidiary Guarantor who shall have signed the Registration Statement and each director of the Company or any Subsidiary Guarantor shall have the same rights to contribution as the Company and the Subsidiary Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e) The provisions of this Section 8 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company or the Subsidiary Guarantors or any underwriter or any of the officers, directors or controlling persons referred to in this Section 8, and will survive the sale by a Holder of securities covered by a Registration Statement.

          9.  Miscellaneous.
              --------------

          (a)  No Inconsistent Agreements.  Neither the Company nor any
               ---------------------------
Subsidiary Guarantor has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

          (b)  Amendments and Waivers.  The provisions of this Agreement,
               -----------------------
including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Subsidiary Guarantors have obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of Securities (or, after the consummation of any Exchange Offer in accordance with Section 2 hereof, of New Securities); provided that, with respect to any matter that
                            --------
directly or indirectly affects the rights of any Purchaser hereunder, the Company and the Subsidiary Guarantors shall obtain the written consent of each such Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of securities being sold rather than registered under such Registration Statement.

          (c)  Notices.  All notices and other communications provided for or
               --------
permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

               (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this
          Section 9(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the registrar under the Indenture, with a copy in like manner to Salomon Brothers Inc by fax (212-783-2823) and confirmed by mail to it at Seven World Trade Center, New York, New York 10048;

               (2) if to you, initially at the address set forth in the Purchase Agreement; and

               (3) if to the Company or the Subsidiary Guarantors, initially at their address or addresses set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given when received.

          The Purchasers, the Company or the Subsidiary Guarantors by notice to the other may designate additional or different addresses for subsequent notices or communications.

          (d)  Successors and Assigns.  This Agreement shall inure to the
               -----------------------
benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company or the Subsidiary Guarantors thereto, subsequent Holders of Securities and/or New Securities. The Company and the Subsidiary Guarantors hereby agree to extend the benefits of this Agreement to any Holder of Securities and/or New Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

          (e)  Counterparts.  This Agreement may be executed in any number of
               -------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f)  Headings.  The headings in this Agreement are for convenience of
               ---------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               --------------
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF).

          (h)  Severability.  In the event that any one of more of the
               -------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          (i)  Securities Held by the Company, etc. Whenever the consent or
               ------------------------------------
approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (j)  Termination.  This Agreement shall automatically terminate,
               ------------
without any further action on the part of the Company or the Purchasers, upon the termination or cancelation of the Purchase Agreement prior to the Closing Date.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and you.



                                Very truly yours,


                                CHOICE HOTELS INTERNATIONAL, INC.

                                  by
                                    ----------------------------
                                     Name:        Title:


                                QUALITY HOTELS EUROPE, INC.


                                  by
                                    ----------------------------
                                     Name:        Title:


                                QH EUROPE PARTNERSHIP

                                  by:  QUALITY HOTELS EUROPE INC.,
                                       as partner
                                       by
                                         ----------------------------
                                          Name:

                                Title:

                                  by:  CHOICE HOTELS INTERNATIONAL,
                                       INC., as partner
                                       by
                                         ----------------------------
                                          Name:

                                Title:



The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written

SALOMON BROTHERS INC
BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.

  By: SALOMON BROTHERS INC

      by:
         -----------------------------
         Name:
         Title:

                                                                         ANNEX A

Each broker-dealer that receives New Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Securities received in exchange for Securities where such New Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company and the Subsidiary Guarantors have agreed that, starting on the date hereof and ending on the close of business on the earlier to occur of (i) the date on which all New Securities held by broker-dealers eligible to use the Prospectus to satisfy their prospectus delivery obligations under the Act have been sold and (ii) the date 180 days after the consummation of the Registered Exchange Offer (the "Expiration Date"), it will make this
                                       ---------------
Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

Each broker-dealer that receives New Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION



          Each broker-dealer that receives New Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company and the Subsidiary Guarantors have agreed that, starting on the date hereof and ending on the close of business on the earlier to occur of (i) the date on which all New Securities held by broker-dealers eligible to use the Prospectus to satisfy their prospectus delivery obligations under the Act have been sold and (ii) the date 180 days after the consummation of the Registered Exchange Offer, they will make this Prospectus, as amended or supplemented, available to any broker-dealer
for use in connection with any such resale.  In addition, until             ,
199 , all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus./*/

          Neither the Company nor any Subsidiary Guarantor will receive any proceeds from any sale of New Securities by broker-dealers. New Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Securities. Any broker-dealer that resells

---------------------
/*/ In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Registered Exchange Offer prospectus.

New Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such New Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of New Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

          For a period commencing on the date hereof and ending on the close of business on the earlier to occur of (i) the date on which all New Securities held by broker-dealers eligible to use the Prospectus to satisfy their prospectus delivery obligations under the Act have been sold and (ii) the date 180 days after the consummation of the Registered Exchange Offer, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company and the Subsidiary Guarantors have jointly and severally agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Act.

[If applicable, add information required by Regulation S-K Items 507 and/or
508.]

                                                                         ANNEX D

                                    Rider A
                                    -------

                                    CHECK HERE IF YOU ARE A BROKER-DEALER AND
                                    WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE
                                    PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS
                                    OR SUPPLEMENTS THERETO.

                                    Name:
                                         --------------------------------------

                                    Address:
                                            -----------------------------------

                                    -------------------------------------------


                                    Rider B
                                    -------

If the undersigned is not a broker-dealer, the undersigned represents that (i) it is acquiring the New Notes in the ordinary course of its business, (ii) it has no arrangement or understanding with any person, nor does it intend to participate in a distribution (as that term is interpreted by the Securities and Exchange Commission) of New Securities and (iii) it is not an affiliate (as that term is interpreted by the Securities and Exchange Commission) of the Company. If the undersigned is a broker-dealer that will receive New Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.